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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    _______________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 20, 2004

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                     000-30229               04-3387074
         --------                     ---------               ----------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)

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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 20, 2004, Sonus Networks, Inc. issued a press release announcing certain preliminary financial results for Q4 and fiscal year 2003, as well as a delay in the release of its final Q4 and fiscal year 2003 financial results. A copy of the press release is attached as Exhibit 99.1 hereto.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 21, 2004           SONUS NETWORKS, INC.
                                 By:
                                     /s/ Stephen J. Nill
                                     -------------------------------------------
                                     Stephen J. Nill
                                     Chief Financial Officer, Vice President of
                                     Finance and Administration and Treasurer








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                                  Exhibit Index



99.1     Press release dated January 20, 2004.